UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2013

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000 (Registrant’s telephone number, including area code) None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is one of two being filed in connection with the consummation on November 12, 2013 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 5, 2013 (the “Merger Agreement”), by and among Media General, Inc. (“Media General”), New Young Broadcasting Holding Co., Inc. (“Young”), General Merger Sub 1, Inc., General Merger Sub 2, Inc. and General Merger Sub 3, LLC. Pursuant to the Merger Agreement, on the Closing Date Media General and Young consummated an all-stock business combination transaction. The transaction will be accounted for as a reverse merger using the acquisition method of accounting. As such, Young is the acquirer solely for accounting purposes.

Item 4.01. Changes in Registrant’s Certifying Accountant.

The transaction pursuant to the Merger Agreement was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, Young, will become the historical financial statements of Media General. (a) PricewaterhouseCoopers LLP was the independent auditor that audited Young’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2011. Deloitte & Touche LLP was Media General’s independent registered public accounting firm prior to the Closing. In contemplation of the closing of the transaction contemplated by the Merger Agreement, on November 6, 2013, Media General’s Audit Committee determined that Deloitte & Touche LLP would serve as the independent registered public accounting firm for Media General for the fiscal year ending December 31, 2013. Accordingly, on November 12, 2013, Media General dismissed PricewaterhouseCoopers LLP as Young's independent auditor. Such dismissal will become effective upon  completion by PricewaterhouseCoopers LLP of its procedures relating to Young's financial statements as of and for the three and nine months ended September 30, 2013. PricewaterhouseCoopers LLP’s reports on Young’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2011, (which reports contain an explanatory paragraph regarding Young Broadcasting Inc.'s emergence from bankruptcy and adoption of fresh start reporting) did not contain an adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2012 and December 31, 2011 and through November 12, 2013, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

Media General has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements made by Media General. A copy of such letter, dated November 12, 2013, is filed as Exhibit 16.1 to this Form 8-K, and incorporated herein by reference.

(b) As noted above in Item 4.01(a), on November 6, 2013, Media General determined that Deloitte & Touche LLP will serve as the independent registered public accounting firm for Media General for the fiscal year ended December 31, 2013. Deloitte & Touche LLP was the independent registered public accounting firm that audited Media General’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2011. During the fiscal years ended December 31, 2012, and December 31, 2011, and for the interim periods January 1, 2013, to September 30, 2013, Media General did not consult with Deloitte & Touche LLP in regard to Young’s financial statements, which were audited by PricewaterhouseCoopers LLP, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Young’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the fiscal years ended December 31, 2012, and December 31, 2011, and for the interim periods January 1, 2013, to September 30, 2013, no written report or oral advice was provided to Young by Deloitte & Touche LLP that was an important factor considered by Young in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Merger Agreement, effective as of November 12, 2013, Media General’s Board of Directors has appointed five of Young’s directors, H.C. Charles Diao, Soohyung Kim, Howard Schrott, Kevin Shea and Thomas J. Sullivan, to the Company’s Board of Directors, thereby increasing the board size to fourteen members. Biographical and other information related to the new directors can be found in Media General’s proxy statement/prospectus filed on October 7, 2013.

Soohyung Kim, H.C. Charles Diao, and Kevin Shea have been appointed to the Nominating Committee to serve on that Committee together with Wyndham Robertson and Rodney A. Smolla, existing directors of Media General.

H.C. Charles Diao, Soohyung Kim, Howard Schrott and Kevin Shea have been appointed to the Compensation Committee to serve on that committee together with Coleman Worthman III, Wyndham Robertson and Rodney A. Smolla, existing directors of Media General.

Howard Schrott and Kevin Shea have been appointed to the Audit Committee to serve on that committee together with Diana F. Cantor, Dennis J. FitzSimmons and Carl G. Thigpen, existing directors of Media General.

Item 5.07. Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the “Special Meeting”) of Media General was held on November 7, 2013. The purpose of the Special Meeting was to submit previously disclosed proposals to a vote of Media General’s stockholders as of the close of business on September 5, 2013 (the record date for the Special Meeting).

As of such record date, there were 27,524,623 shares of Media General’s Class A Common Stock, and 548,564 shares of Media General’s Class B Common Stock, issued and outstanding and entitled to be voted at the Special Meeting. 23,311,094 shares of Media General’s Class A Common Stock, and 531,112 shares of Media General’s Class B Common Stock, were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, the stockholders of Media General voted to approve the following:

(1)

The issuance of shares of Media General Common Stock in connection with the combination of New Young Broadcasting Holding Co., Inc. and Media General and the reclassification of Media General’s shares of Class A and Class B Common Stock.

	For	Against	Abstain
Class A Common	23,201,303	89,064	20,727
Class B Common	531,112	0	0
Total	23,732,415	89,064	20,727

(2)	Amendments to the Articles of Incorporation of Media General to clarify that:

(a)	only the holders of Class B Common Stock are entitled to vote on the Reclassification; and

	For	Against	Abstain
Class A Common	23,083,385	171,685	56,024
Class B Common	531,112	0	0

(b)	one Stockholder of Media General may be issued Non-Voting Common Stock in the Reclassification.

	For	Against	Abstain
Class A Common	23,137,158	129,951	43,985
Class B Common	531,112	0	0

(3)	A plan of merger effecting the Reclassification.

	For	Against	Abstain
Class B Common	531,112	0	0

(4)	To vote on an advisory basis with respect to certain executive compensation matters.

	For	Against	Abstain
Class B Common	530,732	0	380

Item 8.01. Other Events

On November 7, 2013, Media General issued a press release announcing the results of the Special Meeting. A copy of this press release is furnished as Exhibit 99.1.

On November 12, 2013, Media General issued a press release announcing the closing of the merger with New Young Broadcasting Holding Co., Inc. A copy of this press release is furnished as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of June 5, 2013, by and among Media General, Inc., New Young Broadcasting Holding Co., Inc., General Merger Sub 1, Inc., General Merger Sub 2, Inc., and General Merger Sub 3, LLC (incorporated by reference to Exhibit 2.1 of Media General’s Current Report on Form 8-K filed on June 10, 2013).

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated November 12, 2013.

99.1	Press Release of Media General, Inc., dated November 7, 2013.

99.2	Press Release of Media General, Inc., dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of June 5, 2013, by and among Media General, Inc., New Young Broadcasting Holding Co., Inc., General Merger Sub 1, Inc., General Merger Sub 2, Inc., and General Merger Sub 3, LLC (incorporated by reference to Exhibit 2.1 of Media General’s Current Report on Form 8-K filed on June 10, 2013).

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated 12, 2013.

99.1	Press Release of Media General, Inc., dated November 7, 2013.

99.2	Press Release of Media General, Inc., dated November 12, 2013.